UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Soliciting Material Pursuant to §240.14a-12

Polypore International, Inc.

(Name of Registrant as Specified In Its Charter)

Asahi Kasei Corporation

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On February 23, 2015, the following letter from Asahi Kasei Corporation was distributed to employees of Polypore International, Inc.:

Dear all the members of Polypore group,

Earlier today, February 23rd, 2015, Polypore International, Inc. and Asahi Kasei Corporation announced that they have entered into a definitive merger agreement through which Asahi Kasei will acquire Polypore’s Celgard and Daramic businesses. As announced, 3M Company will concurrently acquire Polypore’s Separations Media Business. Asahi Kasei has great respect for the world-class employees, products and facilities that support the Energy Storage business. Asahi Kasei believes that the addition of Celgard and Daramic will drive forward our strategy to focus on providing new value for society by enabling the Asahi Kasei mission statement of “living in health and comfort” and “harmony with the natural environment.”

Polypore’s excellent global platform is a compelling fit with Asahi Kasei’s electronic materials business. Your LIB separator business will complement Asahi Kasei’s strategies and objectives, and the combination of the LIB separator businesses of the two companies will enable the further development of more sophisticated products that contribute to the advancement of LIB technology and performance. Furthermore, the addition of Polypore’s lead-acid battery separator business will reinforce Asahi Kasei’s energy storage material businesses as a comprehensive supplier of a wide range of materials that meet diverse energy solution needs.

Backed by the Asahi Kasei Group’s outstanding chemical technology and R&D capability, the combination of Polypore and Asahi Kasei will prove to be a successful partnering of knowledge, technology, and most importantly—talent, through the combined efforts of our people. We do understand that you may have some questions, and it is our priority to ensure that employees have the answers as soon as we are able to provide them. Communication is very important, and we will continue to communicate with you through Polypore’s Leadership. We look forward to all of the opportunities that this partnership will provide as we work more closely together in the future.

Sincerely,

Asahi Kasei Corporation

Toshio Asano

President

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication contains certain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Asahi Kasei Corporation, 3M Company, and Polypore International, Inc. have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this release are qualified by the inherent risks and uncertainties surrounding future expectations generally, and actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the contemplated transactions; uncertainties as to the approval of Polypore’ stockholders required in connection with the contemplated transactions; the possibility that a competing proposal will be made; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; the effects of disruption caused by the announcement of the contemplated transactions making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that stockholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of the control of the parties to the contemplated transactions; transactions costs; actual or contingent liabilities; and other risks and uncertainties discussed in Polypore’ filings with the U.S. Securities and Exchange Commission (the “SEC”), including the “Risk Factors” sections of Polypore’ most recent annual report on Form 10-K. Neither Asahi Kasei, nor Polypore, nor 3M undertakes any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law. All forward-looking statements in this announcement are qualified in their entirety by this cautionary statement.

Additional Information and Where to Find it

Polypore intends to file with the SEC a proxy statement in connection with the contemplated transactions. The definitive proxy statement will be sent or given to Polypore stockholders and will contain important information about the contemplated transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC’s website at www.sec.gov. The proxy statement (when it is available) and these other documents may also be obtained for free at Polypore’ website (www.polypore.net).

Certain Information Concerning Participants

Polypore and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Polypore investors and security holders in connection with the contemplated transactions. Information about Polypore’ directors and executive officers is set forth in its proxy statement for its 2014 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. These documents may be obtained for free at the SEC’s website at www.sec.gov or at Polypore’ website (www.polypore.net). Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the proxy statement that Polypore intends to file with the SEC.